Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by SLM ECFC and VG Funding by employing several criteria, including requirements that each trust student loan as of the original cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was a consolidation loan guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	was fully disbursed;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of August 31, 2013, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $5,396,659 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 27 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

2004-10

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$2,062,738,963
Aggregate Outstanding Principal Balance – Treasury Bill	$108,346,553
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	5.25%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$1,821,969,717
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	88.33%
Aggregate Outstanding Principal Balance – Treasury Bill Other	$132,422,693
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill Other	6.42%
Number of Borrowers	69,488
Average Outstanding Principal Balance Per Borrower	$29,685
Number of Loans	121,352
Average Outstanding Principal Balance Per Loan – Treasury Bill	$22,376
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$15,996
Average Outstanding Principal Balance Per Loan – Treasury Bill Other	$50,795
Weighted Average Remaining Term to Scheduled Maturity	220 months
Weighted Average Annual Interest Rate	4.33%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.11% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

The category “Other” in the table above represents the Health Education Assistance Loan Program (which we refer to as “HEAL” and the loans originated under such program as “HEAL Loans”) portion of any consolidation loans made under the FFELP which consolidated one or more Stafford Loans, SLS Loans and/or PLUS Loans with one or more student loans originated under the HEAL Program. These consolidation loans are guaranteed as to principal and interest by a guaranty agency and reinsured by the Department of Education. The HEAL portion of any consolidation loan is not eligible to receive special allowance payments or interest subsidy payments. The interest rate on the HEAL Loan segment of any such consolidation loan is variable and is reset each July 1, based upon the average bond-equivalent rate for 91-day Treasury bills auctioned during the three months ending June 30, plus 3.0%. In addition, the applicable interest rate on the HEAL Loan segment of any such consolidation loan is not subject to any cap on the interest rate that may apply to the principal of the HEAL Loan segment.

2004-10

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	23,700	$343,150,931	16.6%
3.01% to 3.50%	33,912	518,069,475	25.1
3.51% to 4.00%	21,094	336,036,107	16.3
4.01% to 4.50%	23,628	358,494,638	17.4
4.51% to 5.00%	4,651	103,502,886	5.0
5.01% to 5.50%	1,968	48,562,562	2.4
5.51% to 6.00%	1,340	34,261,410	1.7
6.01% to 6.50%	1,412	35,931,136	1.7
6.51% to 7.00%	2,260	59,163,528	2.9
7.01% to 7.50%	1,025	26,278,117	1.3
7.51% to 8.00%	2,322	59,059,152	2.9
8.01% to 8.50%	1,988	86,761,790	4.2
Equal to or greater than 8.51%	2,052	53,467,232	2.6

Total	121,352	$2,062,738,963	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the original prospectus.

2004-10

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	7,880	$24,012,070	1.2%
$ 5,000.00-$ 9,999.99	14,852	108,637,773	5.3
$10,000.00-$14,999.99	10,202	128,200,673	6.2
$15,000.00-$19,999.99	8,352	144,609,990	7.0
$20,000.00-$24,999.99	5,505	122,828,824	6.0
$25,000.00-$29,999.99	3,785	103,787,558	5.0
$30,000.00-$34,999.99	3,012	97,722,761	4.7
$35,000.00-$39,999.99	2,315	86,570,777	4.2
$40,000.00-$44,999.99	1,744	74,023,482	3.6
$45,000.00-$49,999.99	1,366	64,785,174	3.1
$50,000.00-$54,999.99	1,121	58,762,426	2.8
$55,000.00-$59,999.99	1,010	58,023,448	2.8
$60,000.00-$64,999.99	868	54,196,696	2.6
$65,000.00-$69,999.99	713	48,069,754	2.3
$70,000.00-$74,999.99	641	46,438,409	2.3
$75,000.00-$79,999.99	552	42,745,196	2.1
$80,000.00-$84,999.99	497	40,976,709	2.0
$85,000.00-$89,999.99	421	36,855,763	1.8
$90,000.00-$94,999.99	375	34,692,765	1.7
$95,000.00-$99,999.99	384	37,426,000	1.8
$100,000.00 and above	3,893	649,372,717	31.5

Total	69,488	$2,062,738,963	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	111,488	$1,853,551,207	89.9%
31-60 days	3,832	75,917,241	3.7
61-90 days	1,825	35,283,822	1.7
91-120 days	972	20,563,514	1.0
121-150 days	786	18,196,254	0.9
151-180 days	608	15,906,043	0.8
181-210 days	480	12,437,285	0.6
Greater than 210 days	1,361	30,883,597	1.5

Total	121,352	$2,062,738,963	100.0%

2004-10

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	71	$36,302	*
4 to12	329	379,516	*
13 to 24	840	2,048,057	0.1%
25 to 36	1,513	4,661,869	0.2
37 to 48	3,269	9,642,130	0.5
49 to 60	1,842	9,154,668	0.4
61 to 72	5,797	25,680,589	1.2
73 to 84	13,935	62,079,744	3.0
85 to 96	4,529	26,919,336	1.3
97 to 108	4,098	29,748,474	1.4
109 to 120	3,634	33,762,321	1.6
121 to 132	8,609	115,109,518	5.6
133 to 144	15,952	177,216,747	8.6
145 to 156	5,677	70,918,344	3.4
157 to 168	4,352	55,133,967	2.7
169 to 180	3,990	54,363,221	2.6
181 to 192	4,107	63,382,512	3.1
193 to 204	6,977	120,267,881	5.8
205 to 216	3,074	58,050,548	2.8
217 to 228	3,003	68,508,446	3.3
229 to 240	3,986	102,157,512	5.0
241 to 252	4,230	129,097,207	6.3
253 to 264	5,448	186,399,890	9.0
265 to 276	2,355	92,399,078	4.5
277 to 288	2,036	92,172,770	4.5
289 to 300	2,196	102,586,471	5.0
301 to 312	1,511	81,852,055	4.0
313 to 324	1,071	64,635,068	3.1
325 to 336	656	43,808,709	2.1
337 to 348	523	36,728,737	1.8
349 to 360	856	71,455,591	3.5
361 and above	886	72,381,683	3.5

Total	121,352	$2,062,738,963	100.0%
*     Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the original prospectus.

2004-10

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	9,115	$176,803,766	8.6%
Forbearance	6,815	174,001,651	8.4
Repayment
First year in repayment	4,046	132,018,177	6.4
Second year in repayment	2,923	80,473,495	3.9
Third year in repayment	3,920	102,560,307	5.0
More than 3 years in repayment	94,533	1,396,881,568	67.7

Total	121,352	$2,062,738,963	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 77.5 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

2004-10

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	14.4	-	246.7
Forbearance	-	6.5	262.2
Repayment	-	-	213.3

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $176,803,766 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $75,489,445 or approximately 42.7% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the original prospectus.

2004-10

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	938	$16,627,401	0.8%
Alaska	162	3,106,111	0.2
Arizona	2,606	47,900,203	2.3
Arkansas	684	13,300,477	0.6
California	12,867	239,774,905	11.6
Colorado	2,082	34,161,051	1.7
Connecticut	1,874	25,554,718	1.2
Delaware	301	6,723,961	0.3
District of Columbia	546	10,985,921	0.5
Florida	7,921	151,835,536	7.4
Georgia	3,215	64,092,051	3.1
Hawaii	539	8,254,295	0.4
Idaho	410	8,943,628	0.4
Illinois	5,247	83,718,597	4.1
Indiana	3,673	49,455,631	2.4
Iowa	559	8,991,458	0.4
Kansas	2,352	31,243,745	1.5
Kentucky	1,104	16,665,224	0.8
Louisiana	3,538	59,165,740	2.9
Maine	299	5,071,490	0.2
Maryland	2,861	54,280,513	2.6
Massachusetts	3,879	57,172,866	2.8
Michigan	2,249	43,563,778	2.1
Minnesota	1,483	23,844,872	1.2
Mississippi	1,045	17,136,373	0.8
Missouri	2,654	43,209,558	2.1
Montana	239	4,232,639	0.2
Nebraska	274	5,110,788	0.2
Nevada	795	13,543,969	0.7
New Hampshire	517	7,275,276	0.4
New Jersey	3,371	58,133,673	2.8
New Mexico	387	7,053,577	0.3
New York	8,678	146,033,374	7.1
North Carolina	2,438	41,633,313	2.0
North Dakota	93	2,387,207	0.1
Ohio	6,792	109,352,144	5.3
Oklahoma	2,277	33,340,660	1.6
Oregon	1,785	29,977,250	1.5
Pennsylvania	4,504	78,310,290	3.8
Rhode Island	261	4,627,104	0.2
South Carolina	1,021	19,917,402	1.0
South Dakota	115	1,395,334	0.1
Tennessee	2,425	43,869,748	2.1
Texas	9,713	157,031,081	7.6
Utah	412	7,949,576	0.4
Vermont	165	2,735,497	0.1
Virginia	3,652	56,894,368	2.8
Washington	3,552	53,560,466	2.6
West Virginia	547	8,000,429	0.4
Wisconsin	1,004	18,490,402	0.9
Wyoming	117	2,075,611	0.1
Other	1,130	25,027,682	1.2

Total	121,352	$2,062,738,963	100.0%

2004-10

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

2004-10

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	78,358	$1,141,122,165	55.3%
Other Repayment Options(1)	42,994	921,616,798	44.7

Total	121,352	$2,062,738,963	100.0%
(1) Includes, among others, graduated repayment and interest-only period loans.

With respect to interest-only loans, as of the statistical disclosure date, there are 2,336 loans with an aggregate outstanding principal balance of $81,847,150 currently in an interest-only period.  These interest-only loans represent approximately 4.0% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	58,175	$829,794,964	40.2%
Unsubsidized	63,177	1,232,944,000	59.8

Total	121,352	2,062,738,963	100.0%

2004-10

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	676	$13,600,326	0.7%
October 1, 1993 through June 30, 2006	120,676	2,049,138,638	99.3
July 1, 2006 and later	0	0	0.0

Total	121,352	$2,062,738,963	100.0%

2004-10

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	5,238	$69,640,117	3.4%
College Assist	67	1,415,847	0.1
Educational Credit Management Corporation	3,349	44,824,510	2.2
Florida Office Of Student Financial Assistance	3,103	38,338,532	1.9
Great Lakes Higher Education Corporation	432	8,762,645	0.4
Illinois Student Assistance Commission	4,085	57,709,405	2.8
Kentucky Higher Education Assistance Authority	487	6,566,087	0.3
Louisiana Office Of Student Financial Assistance	1,761	22,036,522	1.1
Michigan Guaranty Agency	1,208	18,754,937	0.9
Montana Guaranteed Student Loan Program	6	128,848	*
Nebraska National Student Loan Program	4	72,306	*
New Jersey Higher Education Student Assistance Authority	2,634	36,490,005	1.8
New York State Higher Education Services Corporation	15,206	234,461,046	11.4
Northwest Education Loan Association	3,086	51,295,489	2.5
Oklahoma Guaranteed Student Loan Program	2,220	30,059,566	1.5
Pennsylvania Higher Education Assistance Agency	11,508	145,429,232	7.1
Student Loan Guarantee Foundation of Arkansas	386	6,087,769	0.3
Tennessee Student Assistance Corporation	1,947	29,333,598	1.4
Texas Guaranteed Student Loan Corporation	12,327	180,369,978	8.7
United Student Aid Funds, Inc.	52,298	1,080,962,526	52.4

Total	121,352	$2,062,738,963	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

2004-10

SIGNIFICANT GUARANTOR
INFORMATION

The information shown for the Significant Guarantors relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantors.

We obtained the following information from various sources, including from the Significant Guarantors and/or from the Department of Education.  None of the depositor, SLM ECFC, the servicer, their affiliates or the remarketing agents has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.   In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students who are enrolled at or plan to attend approved educational institutions; (ii) guarantees education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Sallie Mae, Inc., a wholly owned subsidiary of SLM Corporation. USA Funds also contracts with Student Assistance Corporation, a wholly owned subsidiary of SLM Corporation. SLM Corporation and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

Effective December 13, 2004, USA Funds became the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent-borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and

2004-10

the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’ losses on default-claim payments made to lenders. The Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency.  Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March, 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010. As a result of the new statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2012, USA Funds held net assets on behalf of the federal reserve fund of approximately $235 million. Through September 30, 2012, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $66.5 billion.  Also, as of September 30, 2012, USA Funds had operating fund assets totaling slightly over $1 billion, which includes the $235 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds’ “reserve ratio” complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves, including non-cash allowance and other non-cash, in a guarantor’s federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years for which information is available was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2008	2009	2010	2011	2012
United Student Aid Funds, Inc.	0.33%	0.38%	0.40%	0.39%	0.35%

2004-10

USA Funds’ “guarantee volume” is the approximate aggregate principal amount of federally reinsured education loans (including subsidized and unsubsidized Stafford and PLUS loans but excluding consolidation loans) guaranteed by USA Funds.  For the last five fiscal years for which information is available, the “guarantee volume” was as follows:

	Loans Guaranteed
	Federal Fiscal Year
	($ in millions)
Guarantor	2008	2009	2010	2011	2012
United Student Aid Funds, Inc.	$17,202	$20,067	$7,705	N/A	N/A

USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year. For the last five fiscal years for which information is available, the “recovery rate” was as follows:

	Recovery Rate
	Federal Fiscal Year
Guarantor	2008	2009	2010	2011	2012
United Student Aid Funds, Inc.	45.60%	36.19%	32.90%	32.17%	31.82%

USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years for which information is available, the “claims rate” was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2008	2009	2010	2011	2012
United Student Aid Funds, Inc.	2.07%	1.92%	1.69%	1.69%	1.58%

In addition, USA Funds’ “loss rate” represents the percentage of claims purchased from lenders but not covered by reinsurance.  For the last five fiscal years for which information is available, the “loss rate” was as follows: 2012 – 4.76 percent; 2011 – 4.74 percent; 2010 – 4.70 percent; 2009 – 4.62 percent; 2008 – 4.26 percent.

USA Funds is headquartered in Fishers, Indiana.  USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Vice President, Corporate and Marketing Communications.

2004-10

NEW YORK STATE HIGHER EDUCATION SERVICES CORPORATION

New York State Higher Education Services Corporation (HESC) was organized in 1975 as an agency of the State of New York, pursuant to an act of the New York legislature, to expand educational opportunities for students.  HESC administers the New York Tuition Assistance Program and a variety of state scholarships in addition to acting as a guarantee agency under the Federal Family Education Loan Program (“FFELP”).  HESC is the designated guarantee agency for the State of New York, and guarantees all types of FFELP Loans.  In 2009, the New York State Legislature created the New York Higher Education Loan Program (NYHELPs) and designated HESC as its administrator.  NYHELPs is a private student loan program for New York State residents attending participating institutions in the State.  However, no new funding has been recommended for the NYHELPs loan program for state fiscal year 2012-13 due to its continued underutilization.  As a result, no new NYHELPs loans will be made for 2012-13 state fiscal year while the program is evaluated to determine how it can best serve New York State students and families.

As a result of the March 30, 2010 enactment of the Health Care and Education Reconciliation Act of 2010 (HCERA) (HR4872), the FFELP was eliminated effective July 1, 2010.  No new (first disbursed) Stafford, PLUS or consolidation loans may be disbursed through the FFELP after June 30, 2010.  Existing FFELP loans will continue to be eligible for program benefits.  Beginning July 1, 2010, all new Stafford, PLUS and consolidation loans will be made under the U. S. Department of Education’s Direct Loan Program.

For the FFELP, HESC will continue to have responsibility for providing collection assistance to lenders for delinquent loans, paying lender claims for loans in default, and collection activities on loans after purchase by HESC.  In addition to the FFELP, HESC continues to perform residual administrative activities of the State guaranteed loan program in which no new loans have been guaranteed since 1984.

HESC has a Federal Student Loan Reserve Fund (the “Federal Fund”) and an Agency Operating Fund to account for FFELP activity.  The Federal Fund assets, and earnings on those assets, are restricted in use and are considered property of the Department of Education.  The Agency Operating Fund is considered property of HESC, and its assets and earnings may be used generally for guarantee agency and other student financial aid related activities.

As of September 30, 2012, HESC had total FFELP assets of approximately $159.8 million (including balances for both the Federal Fund and the Agency Operating Fund) and had a total of approximately $19.6 billion in original principal amount of loans outstanding.

2004-10

Guarantee Volume:  HESC guaranteed the following amounts for the last five federal fiscal years for which information is available ending September 30 (excluding consolidation loans):

	FFELP Loan Volume
	Fiscal Year
	($ in millions)
Guarantor	2008	2009	2010	2011	2012
New York State Higher Education Services Corporation	$3,551	$3,642	$799	$0	$0

Reserve Ratio:  A guarantee agency’s reserve ratio is determined by dividing its Federal Fund balance by the original principal amount of loans outstanding. HESC’s reserve ratio for the last five federal fiscal years for which information is available ending September 30 is as follows:

	Reserve Ratio
	Fiscal Year
Guarantor	2008	2009	2010	2011	2012
New York State Higher Education Services Corporation	0.29%	0.30%	0.33%	0.28%	0.28%

Recovery Rates:  The Department of Education calculates a guaranty agency’s recovery rate by dividing the amount recovered from borrowers during a federal fiscal year by the guaranty agency’s outstanding default loan portfolio (beginning inventory) at the end of the prior federal fiscal year.  HESC’s recovery rate for each of the past five federal fiscal years for which information is available ending September 30 provided below uses the Department of Education’s calculation method:

	Recovery Rate
	Fiscal Year
Guarantor	2008	2009	2010	2011	2012
New York State Higher Education Services Corporation	32.12%	23.64%	23.46%	26.68%	27.26%

Claims Rate:  A guaranty agency’s claims rate is determined by dividing the amount of federal reinsurance claims paid by the Department of Education during a federal fiscal year by the original principal amount of loans in repayment at the end of the prior federal fiscal year.  HESC’s claims rate for each of the past five federal fiscal years for which information is available ending September 30 is as follows:

	Claims Rate
	Fiscal Year
Guarantor	2008	2009	2010	2011	2012
New York State Higher Education Services Corporation	1.60%	1.93%	1.86%	2.17%	1.59%

HESC is headquartered at 99 Washington Avenue, Albany, New York 12255.  Its most recent annual report is available on its web site, www.HESC.ny.gov.

2004-10